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                                     EXHIBIT 10

                                ARTHUR ANDERSEN LLP

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-19946 for Hartford Life Insurance Company DC Variable Account-I and a series of Separate Account Two on Form N-4.


                                             /s/ Arthur Andersen LLP
Hartford, Connecticut
April 12, 1999